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                                            MERRILL LYNCH
[ICON] ANNUITIES                            RETIREMENT POWER-SM-                                                  APPLICATION FOR A
                                                                                                                   VARIABLE ANNUITY

In this form, the terms YOU and YOUR refer to the owner and the co-owner if there is one. The terms WE, OUR and US refer to
ML Life Insurance Company of New York.

1  CONTRACT INFORMATION
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 Merrill Lynch account number | State of purchase | What type of contract [ ] Non-Qualified [ ] IRA  [ ] 403(b) Transfer
                                                    Are you applying for?                                (Non-ERISA Assets)*
                                                                                                     *Note: Please complete a 403(b)
                                                                                                            transfer form.
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2 OWNER INFORMATION
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Full name (first, middle initial, last)                                     | [ ] Male         | Birthdate (Must be under age 90)
                                                                            | [ ] Female         (m/d/y)
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Address                                            | City          |State   | Zip code         | Social Security or Tax ID Number

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3 CO-OWNER INFORMATION - Not available for IRA or 403(b) contracts.
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Full name (first, middle initial, last)                                     | [ ] Male         | Birthdate (Must be under age 90)
                                                                            | [ ] Female         (m/d/y)
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Address                                            | City          |State   | Zip code         | Social Security or Tax ID Number

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4 ANNUITANT INFORMATION - Complete only if annuitant is different from the owner named in Section 2.
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Full name (first, middle initial, last)                                     | [ ] Male         | Birthdate (Must be under age 90)
                                                                            | [ ] Female         (m/d/y)
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Address                                            | City          |State   | Zip code         | Social Security or Tax ID Number

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5 BENEFICIARY INFORMATION - Do not complete if the contract will be held in a Merrill Lynch Retirement Plan Account.
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Full name (first, middle initial, last)       | Relationship            | Birthdate (m/d/y)   | Social Security or Tax ID Number

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Full name (first, middle initial, last)       | Relationship            | Birthdate (m/d/y)   | Social Security or Tax ID Number

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Full name (first, middle initial, last)       | Relationship            | Birthdate (m/d/y)   | Social Security or Tax ID Number

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SPECIAL INSTRUCTIONS - Please list any additional primary beneficiaries or contingent beneficiaries and distribution of funds between two or more beneficiaries.
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6 INITIAL PREMIUM
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(Minimum $25,000)
$
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7 CONTRIBUTIONS FOR IRAs - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a
  Merrill Lynch Retirement Plan Account. Please specify premium amount by the tax year and type of contribution.
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Current Tax Year                         | Prior Tax Year                   | Rollover Amount          | Transfer Amount
$                                          $                                  $                          $
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ML LIFE INSURANCE COMPANY OF NEW YORK
A Subsidiary of Merrill Lynch & Co., Inc.

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                                                                      (New 9/99)
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8  CONTRACT REPLACEMENT INFORMATION  - Is any existing annuity or life insurance contract being (or has any such contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity?  Is any such action likely to occur?
   [ ] YES - Please provide details below.  State replacement regulations apply.          [ ] NO
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Company                                         | Contract number          | Issue date (m/d/yyyy)    | Original premium
                                                                                                        $
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9  ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset
   Allocation Program?
   [ ] YES - Please select one of the following models. (Do not complete Section 12)      [ ] NO
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   [ ] Capital Preservation       [ ] Current Income       [ ] Income and Growth   [ ] Long-Term Growth  [ ] Aggressive Growth

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10 REBALANCING PROGRAM - Under the Rebalancing Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages you have selected.  Would you like to select the Rebalancing Program?
   [ ] YES - Please provide allocations in the Initial Premium column in Section 12.       [ ] NO
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11 PREMIUM ALLOCATION - Choose up to 18 investment options.

                                                   DOLLAR COST      AUTOMATIC
                                     INITIAL        AVERAGING       INVESTMENT
INVESTMENT OPTIONS                   PREMIUM         PROGRAM         FEATURE
--------------------------------------------------------------------------------
[ML Basic Value Focus]              |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[ML Domestic Money Mkt]             |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[ML Fundamental Growth Focus]       |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[ML Government Bond]                |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[ML Index 500]                      |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[AIM VI International Equity]       |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[AIM VI Value]                      |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Alliance Growth & Income]          |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Alliance Premier Growth]           |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Davis Value]                       |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Delaware Trend]                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[H&W International VIP]             |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[MFS Emerging Growth]               |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[MFS Growth With Income]            |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[PIMCO Total Return Bond]           |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Seligman Small Cap Value]          |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
[Van Kampen Emerging Growth]        |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
                                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
                                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
                                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
                                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------
                                    |      %|    [ ] From    %|               %|
                                                 [ ] To
--------------------------------------------------------------------------------


================================================================================
 TOTAL                                100%            100%            100%


12 SYSTEMATIC WITHDRAWAL PROGRAM - The Systematic Withdrawal Program allows you to take withdrawals from the contract automatically on a periodic basis.  Would you like to make systematic withdrawals?
   [ ] YES - Please provide details below.                                                                  [ ] NO
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Withdrawal amount (minimum $100)                    | Frequency [ ] Monthly    [ ] Semi-annually     | Start date (m/d/yyyy)
$                                                               [ ] Quarterly  [ ] Annually
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Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% federal penalty tax.
If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

13 DOLLAR COST AVERAGING PROGRAM - Would you like to use this program to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)
  [ ] YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 12.     [ ] NO
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Amount to be transferred monthly (minimum $100)            | Start date (m/d/yyyy)       | Number of transfers (minimum 3 months)
$
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14 AUTOMATIC INVESTMENT FEATURE - The Automatic Investment Feature allows you to make additional premium payments to this
  [ ] YES - Please provide details below and in the Automatic Investment Feature column in Section 12.  (Do not include allocations
  for this program in Section 12 if the Asset Allocation or Rebalancing Program has been selected.)          [ ] NO
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Amount  of periodic premium       |Frequency [ ] Monthly    [ ] Semi-annually  |Start date (m/d/yyyy) |Optional end date  (m/d/yyyy)
(minimum $100)                               [ ] Quarterly  [ ] Annually
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15 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE - Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.  In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX         [ ] No income tax to be withheld
FROM YOUR WITHDRAWALS AT THE RATE OF 10%.               [ ] Income tax to be withheld _________% (use whole percentages)

If the contract is a 403(b) annuity, we are required to apply federal tax withholding of 20% on payments which are not directly transferred to an IRA or other 403(b) plan.

16 OWNER SIGNATURE(S) VERIFIES:
   - YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.
   - YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY CONTRACT.
   - YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY
     APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM
     INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.
   - YOU UNDERSTAND THAT THE CONTRACT VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS
     INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU
     MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

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UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
1.  YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT.
2.  YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS
    THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.)

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING.
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Owner's signature                          | Date (m/d/yyyy)      | Co-owner's signature                         | Date (m/d/yyyy)

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17 FINANCIAL CONSULTANT'S VERIFICATION - The Financial Consultant selling this annuity must complete and sign.
   1. Has a current prospectus been given to the client?  [ ]YES    [ ]NO
   2. Is any existing annuity or life insurance contract being (or has any such contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application?  Is any such action likely to
      occur?                                              [ ]YES    [ ]NO

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Financial Consultant's signature             |Date (m/d/yyyy)    | FC number or Pool authorizing  | FC Telephone number
                                                                   number
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AT YOUR SERVICE                       ML LIFE INSURANCE COMPANY OF NEW YORK
                                      ANNUITY SERVICE CENTER

Our business hours are
8:30 a.m. to 6:00 p.m. Eastern                Our mailing address:                   Our address for overnight mail:
Time, Monday through Friday.                  P.O. Box 44222                         4804 Deer Lake Drive East
                                              Jacksonville, FL 32231-4222            Jacksonville, FL 32216
Our automated voice response
system is available 24 hours a
day, 7 days a week.                           Our telephone number: 1-800-333-6524   Our FAX number:  1-888-329-6544
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